UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
________________
Date of Report (Date of earliest event reported): February 6, 2019

ELANCO ANIMAL HEALTH INCORPORATED
(Exact name of registrant as specified in its charter)

Indiana (State or Other Jurisdiction of Incorporation) 2500 Innovation Way Greenfield, Indiana (Address of Principal Executive Offices)	001-38661 (Commission File Number)	82-5497352 (I.R.S. Employer Identification No.) 46140 (Zip Code)
Registrant's telephone number, including area code: (877) 352-6261

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition
The information in this Item 2.02, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.
Attached as Exhibit 99.1 and incorporated by reference into this Item 2.02 is a copy of the press release, dated February 6, 2018, announcing the results of operations for the fourth quarter and year ended December 31, 2018, including, among other things, unaudited operating results for such period.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
Exhibit Number    Description
99.1Press release dated February 6, 2019 together with related attachments.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
ELANCO ANIMAL HEALTH INCORPORATED
Dated: February 6, 2019
By: /s/ Michael-Bryant Hicks
Name:    Michael-Bryant Hicks
Title:    General Counsel & Corporate Secretary